Velocity Commercial Capital Loan Trust 2024-2

Exhibit 99.15

EXECUTIVE SUMMARY

VCC 2024-2

March 2023

RECOVCO

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 471 residential, traditional/SBA commercial and small balance commercial mortgage loans by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its Client, Velocity Commercial Capital, LLC (“Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the loan-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on residential mortgages. The review was conducted on behalf of the Client from Decemberr 2023 to March 2024 via file images provided by the Client for the review.

The table below identifies the property types for the loans in the subject review:

LOAN REVIEW POPULATIONS:

Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged.

The tables below summarize the reviews conducted by Recovco.

Review	Property Type	Loan Count	Total Pool Loan Count	% of Loan Count
Guideline Review (Inclusive of Data Integrity)	Small Bal CRE	81	172	47.093%
	New Day 504 1st	5	5	100.00%
	New Day Traditional	10	10	100.00%
	Investor 1-4 Fam*	202	375	53.867%
Total		298	562	53.025%

Notes:

* All 1-4 Family loans in the guideline review were also reviewed as part of the Non-Owner Occupancy (“NOO”) review.

Review	Property Type	Loan Count	Total Pool Loan Count	% of Loan Count
Non-Owner Occupancy ("NOO") (Not included in the guideline review)	Investor 1-4 Fam	173	375	46.133%
Total		173	375	46.133%

Review	Property Type	Loan Count	Total Pool Loan Count	% of Loan Count
Data Integrity Review	Small Bal CRE	81	172	47.093%
	New Day 504 1st	5	5	100.00%
	New Day Traditional	10	10	100.00%
	Investor 1-4 Fam*	375	375	100.00%
Total		471	562	83.808%

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit (guideline), data validation, non-owner occupancy and valuation review in accordance with the scopes detailed below.

DATA INTEGRITY REVIEW:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

# of Units	Interest Rate Initial Cap	Occupancy
Amortization Term	Interest Rate Initial Maximum	Original Interest Rate
Amortization Type	Interest Rate Initial Minimum	Original Loan Amount
Appraised Value	Interest Rate Life Cap	Original LTV
Borrower Full Name	Interest Rate Life Max	Original P&I
City	Interest Rate Life Min	Original Term
Contract Sales Price	Interest Rate Periodic Cap	Prepayment Penalty Period (months)
DCR UW VCC	Investment Property Type	Prepayment Terms
First Interest Rate Change Date	Lien Position	Purpose
First Payment Change Date	LTV Valuation Value	Refi Purpose
Index Type	Margin	Representative FICO
Interest Only	Maturity Date	State
Interest Rate Change Frequency	Mod	Street
Next Interest Rate Change Date	Note Date	Zip

CREDIT GUIDELINE UNDERWRITING REVIEW:

Recovco reviewed the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Recovco by Client.

Guideline Review: Recovco will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

  Transaction type
  Borrower characteristics
  Loan characteristics
  DSCR (if applicable)
  LTV/CLTV/HTLTV
  Representative credit score,
  Asset reserves
  Property type
  Property usage
  Occupancy

Credit Application: For the Credit Application, Recovco reviewed the application for: (i) signed by all listed borrowers, (ii) substantially filled out, and (iv) included the borrower’s employment history.

Credit Report: Recovco’s review included: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines.

Borrower Experience: Recovco’s review documentation provided, such as REO Schedule or Track Record and compared to the guideline requirements, as applicable.

Property Management Experience: Recovco reviewed the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Recovco reviewed the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

Rent and/or Lease: Recovco reviewed the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Recovco reviewed the guarantor as outlined in the guidelines

Asset Review: Recovco reviewed the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Recovco completed a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Recovco’s review included that the required guideline insurance was present on the mortgage loans.

Occupancy Review: Recovco’s review determined that the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Recovco’s review included the presence of an affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Environment Report: Reviewed environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

Background or Fraud Report: Recovco reviewed the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Recovco will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Recovco will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

Traditional and SBA Commercial:

•	Confirm and review income documentation and presence of the projected balance sheets and income statement
•	Validate that occupancy rate meets guidelines
•	Confirm that new construction meets the required occupancy rate
•	Confirm that SBA loans are securitized by real property

Loan File Documentation:

Each loan file submitted to Recovco for review should contain all documents used to underwrite, review, and close the loan. This would include but not limited to the following (*where applicable):

1008	Signature tracking	Non-Owner Certification & Identification	Business/Investment Purpose Affidavit
1003 – Applications Initial	Net Tangible Benefit Disclosure	Final CD/HUD1/Settlement Statement	Verification of Mortgage/Rent
1003 – Application Final	Credit Report(s)	Flood Insurance	Title
AUS (DU/LP)	Fraud Report	Flood Certification	Closing Protection Letter
Loan Approvals	OFAC Report (if not on credit)	Mortgage Insurance	RE Taxes Information
Underwriting worksheets	Letter of Explanations	Right of Recession	HOA Information
Income worksheets	Borrower Identification	Mortgage/Deed of Trust & Riders	Condo Documents
Rate Lock	Business License*	Note & Addendums	Guaranty Agreements*
Change of Circumstances	Income Documentations	Power of Attorney	Business P&L*
Loan Estimates (LE)	Asset Documentation	Entity Documentation	Purchase Agreement*
Closing Disclosures (CD)	Appraisal(s)	Insurance	Occupancy & Business Purpose LOI
FACTA Disclosures	Third Party Valuation (Desk Review/AVM/BPO/Field Review)	RE Tax Certification	Rent Roll *
State Required Disclosures	Purchase Contract	Occupancy Affidavit	Business Purpose Certification
Federal Required Disclosures	Environmental Reports	Cash Out Letter

NON-OWNER OCCUPANCY REVIEW:

Each loan file submitted to Recovco for review should contain all documents used to verify the occupancy. This would include but not limited to the following (*where applicable):

Note	Business Purpose Letter of Intent	Appraisal Report
Guaranty Agreement(s)*	Letter of Explanation regarding Residency*	Certification of Non-Owner Occupancy*
Non-Owner Occupancy Letter	Final Form 1003 / Loan Application(s)

Review Criteria:

•	Review the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).

•	Review the appraisal reports to determine if the property type is consistent with the underwritten property type and evaluate the reports for evidence/indication of either owner or tenant occupancy.

•	For loans made to Individual borrowers, review the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the Borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

•	Review the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

•	For loans made to Individual borrowers, review the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required. For loans made to Business Entity borrowers, review the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

•	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

•	Confirm that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

•	Document any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

VALUATION REVIEW:

Recovco’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Recovco’s review will include:

•	the appropriate form,
•	materially complete
•	the address matched the mortgage note,
•	in conformity with the guideline requirements for the property type in question,
•	completed by an appraiser that was actively licensed to perform the valuation,
•	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,
•	made and signed prior to the final approval of the mortgage loan application,
•	completed and dated within the guideline restrictions,
•	the current use of the property is legal or legal non-conforming (grandfathered)
•	Photos present for Subject property and comparables
•	the appraisal report does not include any apparent environmental problems
•	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

  CU Score = < 2.5, no additional valuation required
    To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal. Client will provide written notification to Recovco of any additional valuation products required.
  CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance

    If value is supported within 10% tolerance, nothing further is needed
    If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

Only at Clients request and at Client’s expense, Recovco can order any requested products for a Third Party Vendor that is currently set up to accept business from Recovco. Alternately, Client may cause a third party velation products to be independently obtains by Recovco from Client’s third party provider. If products are provided directly from Client and Recovco does not have independent access, this will be noted in the Narrative.

Client expressly understands and agrees that Recovco makes no representation or warrant as to the value of the subject property. Recovco is not acting as an Appraisal Management Company and therefore it does not opine on the actual value of the subject property. Recovco is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Recovco will not have any communication with or responsibility to any individual consumer concerning property valuation.

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

CREDIT EVENT GRADE
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been document in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception. Status of occupancy, employment, income and asset were not remedied or were remediated post-closing. Fully supported. Fraud was identified and/or credit document defects were not remedies or were remediated post-closing. Lender/aggregator QC designation was not confirmed. The loan file was not provided for review or not sufficiently document in order to complete the review.
D	The loan file was not provided for review or not sufficiently document in order to complete the review.

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines.
B	The property is complete but may require minor repairs that do not affect the habituality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review.

OVERALL EVENT GRADE
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

FINDINGS SUMMARY:

Guideline Review

OVERALL REVIEW RESULTS
NRSRO Grade	Count
A	75
B	221
C	2
D	0

CREDIT REVIEW RESULTS
NRSRO Grade	Count
A	77
B	221
C	0
D	0

VALUATION REVIEW RESULTS
NRSRO Grade	Count
A	273
B	23
C	2
D	0

Non-Owner Occupancy Review

OVERALL REVIEW RESULTS
NRSRO Grade	Count
A	172
B	1
C	0
D	0

CREDIT REVIEW RESULTS
NRSRO Grade	Count
A	172
B	1
C	0
D	0

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

For the mortgage loans included within the Data Integrity population below list the results of the discrepancies.

Field	Loans w/ Discrepancy	Total Times Compared	% Variance	# of Loans
# of Units	0	471	0.00%	471
Amortization Term	0	471	0.00%	471
Amortization Type	13	471	2.76%	471
Appraised Value	0	471	0.00%	471
Borrower Full Name	0	471	0.00%	471
City	0	471	0.00%	471
Contract Sales Price	0	471	0.00%	471
DCR UW VCC	0	471	0.00%	471
First Interest Rate Change Date	0	471	0.00%	471
First Payment Change Date	0	471	0.00%	471
Index Type	0	471	0.00%	471
Interest Only	0	471	0.00%	471
Interest Rate Change Frequency	0	471	0.00%	471
Interest Rate Initial Cap	0	471	0.00%	471
Interest Rate Initial Maximum	0	471	0.00%	471
Interest Rate Initial Minimum	0	471	0.00%	471
Interest Rate Life Cap	0	471	0.00%	471
Interest Rate Life Max	0	471	0.00%	471
Interest Rate Life Min	0	471	0.00%	471
Interest Rate Periodic Cap	0	471	0.00%	471
Investment Property Type	0	471	0.00%	471
Lien Position	0	471	0.00%	471
LTV Valuation Value	0	471	0.00%	471
Margin	0	471	0.00%	471
Maturity Date	0	471	0.00%	471
Mod	0	471	0.00%	471
Next Interest Rate Change Date	0	471	0.00%	471

Note Date	0	471	0.00%	471
Occupancy	0	471	0.00%	471
Original Interest Rate	0	471	0.00%	471
Original Loan Amount	0	471	0.00%	471
Original LTV	0	471	0.00%	471
Original P&I	0	471	0.00%	471
Original Term	0	471	0.00%	471
Prepayment Penalty Period (months)	0	471	0.00%	471
Prepayment Terms	0	471	0.00%	471
Purpose	0	471	0.00%	471
Refi Purpose	0	471	0.00%	471
Representative FICO	0	471	0.00%	471
State	0	471	0.00%	471
Street	0	471	0.00%	471
Zip	0	471	0.00%	471

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	471	100.00%	$182,948,984.00	100.00%
Adjustable	0	0.00%	$0.00	0.00%
Total	471	100.00%	$182,948,984.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1st	471	100.00%	$182,948,984.00	100.00%
Total	471	100.00%	$182,948,984.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out	284	60.297%	$95,640,455.00	52.277%
Purchase	143	30.361%	$66,755,654.00	36.489%
Rate/Term Refinance	44	9.342%	$20,553,875.00	11.235%
Total	471	100.00%	$182,948,984.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
180 Months	1	0.212%	$85,000.00	0.046%
360 Months	470	99.788%	$182,863,984.00	99.954%
Total	471	100.00%	$182,948,984.00	100.00%